UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2022

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series E Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, the Board of Directors (the “Board”) of CNO Financial Group, Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated By-Laws (as so further amended and restated, the “Amended and Restated By-Laws”), effective as of such date. Among other things, the Amended and Restated By-Laws:

•Make certain changes to the advance notice provisions, including revising the timing of the advance notice stockholders are required to make director nominations or bring other business before an annual meeting of stockholders to be not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting.
•Make other procedural changes in connection with stockholder nominations of directors, including, but not limited to, by requiring that:
◦a stockholder delivering a nomination notice comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and certify that such stockholder has met the requirements of Rule 14a-19(a), and to update and supplement such notice, if necessary, to be true and correct both as of the record date of the stockholder meeting and 15 days prior to the date of the stockholder meeting (or any adjournment or postponement thereof);
◦in connection with any nomination notice delivered by a stockholder, the nominating stockholder and nominee provide to the Board certain information in questionnaires, representations and agreements and other information and materials as the Board may reasonably request; and
◦a stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white.
•Clarify that meetings of stockholders may be held by means of remote communication in addition to, or instead of, a physical meeting and the ability of the Board to set procedures for conducting stockholder meetings.
•Make various other updates, including technical, ministerial and conforming changes related to recent amendments in the Delaware General Corporation Law.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is filed herewith as Exhibit 3.1.

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K:

3.1	Amended and Restated By-Laws of CNO Financial Group, Inc.
3.1.1	Amended and Restated By-Laws of CNO Financial Group, Inc., redlined for amendments.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: December 14, 2022
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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